Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Obligations and Cost (Detail) - Pension Plan, Defined Benefit [Member]
	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Defined Benefit Plan Disclosure [Line Items]
Discount rate	4.80%	2.40%
Rate of compensation increase	3.60%	2.70%
Net periodic benefit cost Discount rate	2.80%	2.30%
Rate of compensation increase	2.90%	2.60%
Expected return on plan assets	4.60%	4.10%